UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

Strategic Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32223 (Commission File Number)	33-1082757 (IRS Employer Identification No.)

200 West Madison Street, Suite 1700
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 6, 2014, Strategic Hotels & Resorts, Inc. (the “Company”) entered into an Investment Election for Vested and Deferred Awards (the “Investment Election”) under the Company’s Second Amended and Restated 2004 Incentive Plan (the “Plan”) with Richard Moreau, the Company’s Executive Vice President & Chief Operating Officer. Pursuant to the Investment Election, Mr. Moreau has the one-time opportunity to convert up to 222,650 restricted stock units (the “Designated Awards”), with respect to which he previously made deferral elections (the “Deferral Elections”), into a cash-based liability account (the “Cash Account”) in an amount based on the fair market value, on the date of the conversion, of the shares of the Company’s common stock underlying the converted awards. Mr. Moreau may make this conversion only during an open window period for insider trading in the Company’s common stock, based on that day’s closing price. Such conversion occurred on November 6, 2014.
After the conversion of his Designated Awards into the Cash Account, Mr. Moreau will be able to self-direct its investments through a trading platform that generally mirrors the choices available under the Corporation’s 401(k) plan, which will allow Mr. Moreau to diversify his investment portfolio. The benefits of the Cash Account will be funded through a “rabbi trust” and that account will remain subject to Mr. Moreau’s Deferral Elections, including his election to receive the value of his Plan benefits in a lump sum distribution that is paid in accordance with the Plan six months after termination of his employment with the Company. Similar to other deferred compensation programs, the trust will hold assets in the Company’s name, for future distribution to Mr. Moreau based on his Deferral Elections.
The foregoing description of the Investment Election is qualified in its entirety by reference to the full text of the Investment Election, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
The Exhibit Index appearing after the signature page below is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 6, 2014

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
Name:	Paula C. Maggio
Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Investment Election for Vested and Deferred Awards for Richard J. Moreau under the Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan, dated November 6, 2014